SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    May 23, 1995

                          OLIN CORPORATION
         (Exact name of registrant as specified in its charger)

        Virginia                          1-1070                13-1872319
  (State or other jurisdiction     (Commission File Number)  (I.R.S. Employer
      of incorporation)                                    Identification No.)

120 Long Ridge Road, Stamford, Connecticut               06904
  (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code   (203) 356-2000

                            Not Applicable
         (Former name or former address, if changed since last report)


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Item 5.   Other Events.

          The form of Distribution Agreement filed as Exhibit 1 hereto is intended to supersede and replace Exhibit 1(b) to Registration
Statement No. 33-52771 on Form S-3.

          The form of Certificated Medium Term Note (Fixed Rate) filed as Exhibit 4.1 hereto and the form of Book-Entry Medium Term Note
(Fixed Rate) filed as Exhibit 4.2 hereto are intended to supersede and replace Exhibits 4(o) and 4(q), respectively, to Registration
Statement No. 33-52771 on Form S-3.

Item 7.   Financial Statements and Exhibits.

          (c) The following are filed as Exhibits to this Report:

              1. Form of Distribution Agreement (including the Terms Agreement and Administrative Procedures attached thereto as Exhibits A and B, respectively).
             4.1. Form of Certificated Medium Term Note (Fixed Rate).
             4.2. Form of Book-Entry Medium Term Note (Fixed Rate).


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                              SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      OLIN CORPORATION

                                      By:    /s/ J. A. Riggs
                                          J. A. Riggs
                                          Senior Vice President and
                                          Chief Financial Officer

Dated: May 23, 1995


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                            EXHIBIT INDEX

Exhibit No.   Description

1.            Form of Distribution Agreement (including the Terms
              Agreement and Administrative Procedures attached thereto as Exhibits A and B, respectively).
4.1.          Form of Certificated Medium Term Note (Fixed Rate).
4.2.          Form of Book-Entry Medium Term Note (Fixed Rate).